UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☒	Definitive Proxy Statement.

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☐	Soliciting Material Pursuant to §240.14a-12.

MICT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICT, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On December 23, 2019

You are hereby notified that the annual meeting of stockholders of MICT, Inc. (the “Company”), will be held on the 23rd day of December, 2019 at 5:00 p.m., local time, at our offices in Israel at 20 Gagaly Haplada St., Herzliya, Israel 4672220, for the following purposes:

1.	To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.	To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019;

3.	To consider and approve by a nonbinding advisory vote, the compensation of the Company’s named executive officers as described in the accompanying proxy statement; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about November 18, 2019 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on November 8, 2019 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on December 23, 2019:

The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2018 (the “Annual Report”) are also available at

http://www.mict-inc.com/IR-Annual%20general%20meeting.asp.

Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to MICT, Inc., 20 Gagaly Haplada St., Herzliya, Israel 4672220, attention: Secretary.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

November 14, 2019

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

MICT, INC.
20 Gagaly Haplada St.

Herzliya, Israel 4672220

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by MICT, Inc. (the “Company” or “MICT”), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the “Common Stock”), commencing on or about November 14, 2019. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at the annual meeting of stockholders of the Company (the “Meeting”), to be held on the 23rd day of December 2019 at 5:00 p.m. local time, at our offices in Israel, 20 Gagaly Haplada St., Herzliya, Israel 4672220, and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed November 8, 2019 as the record date for the Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On November 8, 2019, there were 11,009,532 shares of Common Stock and 2,386,363 shares of Series A Convertible Preferred Stock (convertible into 4,772,726 shares of Common Stock) issued and outstanding. Each share of Common Stock and Series A Convertible Preferred Stock (on an as-converted basis) is entitled to one vote per share.

The Company’s bylaws, as amended, provide that a quorum shall consist of the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Abstentions may be specified on all proposals other than with respect to the election of directors. Abstentions will be counted as present for purposes of determining a quorum and will be counted as not voting on the proposal in question. For Proposals No. 1, No. 2 and 3, this will have no impact. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

The Company’s bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In all matters, other than the election of directors, the affirmative vote by the holders of a majority of the shares voted on any matter shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement are non-routine proposals, except Proposal No. 2 with respect to the ratification of the selection of the independent registered public accounting firm, which is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on this proposal at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, five directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Mr. Lucatz intends to resign from his position as a member of the Board in conjunction with the closing of the Company’s previously announced acquisition by MICT, Inc. of Global Fintech Holdings Ltd (GFH), which acquired the ParagonEX Limited group of companies and the trading companies of BNN Technology PLC.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience

David Lucatz	63	Mr. Lucatz was elected to our Board and appointed as our President and Chief Executive Officer in May 2010 and as a director of Micronet Ltd., in which we have a 37.79% voting interest. From May 2010 until the closing of the sale of Enertec Systems 2001 Ltd., or Enertec, previously our wholly-owned subsidiary, Mr. Lucatz served as the President of Enertec. Since 2006, he has been the Chairman of the Board, President and Chief Executive Officer of DL Capital Ltd., a boutique investment holding company based in Israel specializing in investment banking, deal structuring, business development and public/private fund raising with a strong focus in the defense and homeland security markets. From 2001 until 2006, he was part of the controlling shareholder group and served as a Deputy President and Chief Financial Officer of I.T.L. Optronics Ltd., a publicly-traded company listed on the TASE engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries. From 1998 to 2001, he was the Chief Executive Officer of Talipalast, a leading manufacturer of plastic products. Previously, Mr. Lucatz was an executive vice president of Securitas, a public finance investments group. Mr. Lucatz holds a B.Sc. in Agriculture Economics and Management from the Hebrew University of Jerusalem and an M.Sc. in Industrial and Systems Engineering from Ohio State University.

		We believe that Mr. Lucatz’s experience over the last 25 years in management, operations, finance and business development in corporate turnaround, roll-up and M&A situations, as well as his experience in the electronics defense and homeland security sectors, make him suitable to serve as a director of the Company.

Professor Chezy Ofir*	67	Professor Ofir has served on our Board since April 2013. He was appointed as a director of the Company on September 2012. Professor Ofir has over 20 years of experience in business consulting and corporate management. During this period, Professor Ofir has served as a member of the boards of directors of a large number of companies in various sectors. Professor Ofir has been a director and Chairman of the Financial Reporting Committee of Makhteshim Agam, a leading manufacturer and distributor of crop protection products, has served as a director and member of all board committees of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries, and as a member of the board of directors, Chairman of the Audit Committee and member of all board committees of Shufersal, the largest food and non-food retail chain in Israel. He served as a member of the Executive Export Trade and Marketing Committee of the Industry and Trade Ministry where he evaluated company programs and formulated and recommended funding to the committee. Professor Ofir has been a faculty member at the Hebrew University for more than 20 years. Professor Ofir founded an Executive MBA program for CEOs, which is the first and only program of its kind in Israel. Additionally, Professor Ofir has been the Chairman of the Marketing Department at the Hebrew University Business School for fifteen years. Professor Ofir has been invited as a lecturer or research partner to many top universities, including Stanford University, University of California Berkeley, New York University and Georgetown University. Professor Ofir’s publications have been covered in media and leading international business magazines and papers, including The Financial Times, MIT Sloan Management Review and Stanford Business. Professor Ofir holds a B.Sc. and M.Sc. in Engineering and doctorate and master’s degrees in Business Administration from Columbia University.

		We believe that Professor Ofir’s extensive experience in consulting companies on strategic processes, international business development, business and marketing strategy, establishing control systems, products and new product strategies and pricing strategy, makes him suitable to serve as a director of the Company.

Jeffrey P. Bialos*	63	Mr. Bialos has served on our Board since April 2013. Mr. Bialos has over 30 years of experience in a broad range of domestic and international legal, governmental and public policy positions. He served as Deputy Under Secretary of Defense for Industrial Affairs from January 1999 through December 2001 and in senior positions at the State and Commerce Department during the Clinton Administration and served on Defense Science Board task forces from June 1996 through June 1997. He also was appointed to the Secure Virginia Panel, Virginia’s homeland security board, by two Virginia Governors. Mr. Bialos also spent considerable time in private legal practice in Washington, D.C. with two large national law firms (currently, Sutherland, Asbill & Brennan LLP where he has been a partner since 2002 and, previously, Weil, Gotshal & Manges from January 1990 through June 1996). He has represented a wide range of domestic and foreign firms (including large multinational corporations and leading defense and aerospace firms), foreign governments, development institutions such as the European Bank for Reconstruction and Development and the International Finance Corporation, private equity funds, public-private partnerships and other entities, in a diverse range of corporate and commercial, adjudicatory, regulatory, policy and interdisciplinary matters. He has considerable experience in Europe, the Middle East and Asia. Mr. Bialos holds a J.D. from the University of Chicago Law School, an M.P.P. from the Kennedy School of Government at Harvard University and an A.B. from Cornell University. He is a member of the New York Council on Foreign Relations.

		We believe that Mr. Bialos’ broad and intimate familiarity with the aerospace, defense, information technology, space and homeland security industries and the depth and breadth of his professional experience as a practicing lawyer and former government official, make him suitable to serve as a director of the Company.

Darren Mercer	56	Mr. Mercer has served on our Board since November 2019. Mr. Mercer began his career as an investment banker in the 1980s, holding senior roles in institutional equity sales and corporate brokering at Henry Cooke Lumsden PLC and Albert E. Sharp LLC. In 2007, Mr. Mercer founded BNN Technology PLC (formerly known as DJI Holdings Incorporated) (“BNN”) and has served as its Chief Executive Officer since its inception, and as a Director of Strategic Partnerships and Business Development and Executive Director since 2017. Mr. Mercer holds a BSc in Economics from the University of Manchester.

		We believe that Mr. Mercer is qualified to serve on our Board because of his experience serving as an officer and director of public and private companies.

John M. Scott*	73	Mr. Scott has served on our Board since November 2019. Mr. Scott began his career as a stockbroker in October 1970 with Charlton Seal Dimmock & Co. He became a Partner at the same firm in 1982 and subsequently a Director of Wise Speke Limited following a merger in 1990. In August 1994, he joined Albert E. Sharp LLP as a Director, where he remained until June 2007. In 2007, he joined WH Ireland Group Plc, a financial services company offering private wealth management, wealth planning and corporate broking services, where he oversaw the firm’s private client business in Manchester, U.K. until his retirement from his role as an Executive Director from WH Ireland’s Board of Directors in 2013. Mr. Scott currently serves as a consultant to WH Ireland. Mr. Scott holds a BSc in Economics from the University of London.

		We believe that Mr. Scott is qualified to serve on our Board because of his accounting expertise and his experience serving as an officer and director of public and private companies.

*	The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and Nasdaq Stock Market, or Nasdaq, rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF ZIV HAFT, A BDO MEMBER FIRM, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

Our audit committee of our Board (the “Audit Committee”) has selected Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm (the “Independent Auditors”) for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the votes cast at the Meeting is required for the ratification of the selection of the independent registered public accounting firm.

The Board recommends a vote “FOR” the ratification of the selection of Ziv Haft, a BDO Member Firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

PROPOSAL NO. 3 — Advisory Vote on the Compensation of Our Named Executive Officers (“Say-On-Pay Vote”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote and approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers, as such compensation is described in this proxy statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement as disclosed pursuant to Item 402 of Regulation S-K. Our compensation program for our named executive officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our stockholders. The following is a summary of the primary components of our named executive officer compensation. We urge our stockholders to review the Executive Compensation section in this proxy statement and related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual named executive officer reflects many inputs, including our Chief Executive Officer’s assessment of the named executive officer’s performance, the level of responsibility of the named executive officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our peer group companies.

Another component of our compensation program is cash bonuses. We structure our cash bonus award program to reward named executive officers for our Company’s successful performance, and for each individual’s contribution to that performance.

A third component of our compensation program is equity awards. We grant stock options to our named executive officers in order to align their interests with the interests of our stockholders by tying the value delivered to our named executive officers to the value of our shares of Common Stock. We also believe that stock option grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company’s performance and rewarding executives for creating shareholder value over the long-term.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board believes that the information provided in this proxy statement demonstrates that our named executive officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance and is structured to motivate the Company’s named executive officers to meet our strategic objectives, thereby maximizing total return to stockholders.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in this proxy statement.”

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the approval of the compensation of our named executive officers as disclosed in this proxy statement. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the advisory approval of the compensation of the Company’s named executive officers as described in this proxy statement.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held thirty-two meetings during our fiscal year ended December 31, 2018 (“Fiscal 2018”). Throughout this period, each member of our Board who was a director in Fiscal 2018 attended or participated in at least 75% of the aggregate of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: The Compensation Committee, the Audit Committee and the Corporate Governance/Nominating Committee.

Compensation Committee. The members of our Compensation Committee are Professor Ofir, Mr. Bialos and Mr. Scott. Professor Ofir is the Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and Nasdaq rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.mict-inc.com.

The primary responsibilities of our Compensation Committee include:

●	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

●	Administering our equity-based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

●	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2018.

Our Compensation Committee held three meetings during 2018.

Audit Committee. The members of our Audit Committee are Professor Ofir, Mr. Bialos and Mr. Scott. Professor Ofir is the Chairman of the Audit Committee, and our board of directors has determined that Professor Ofir is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the Nasdaq rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.mict-inc.com.

The primary responsibilities of our Audit Committee include:

●	Appointing, compensating and retaining our registered independent public accounting firm;

●	Overseeing the work performed by any outside accounting firm;

●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2018.

Corporate Governance/Nominating Committee. The members of our Corporate Governance/Nominating Committee are Professor Ofir, Mr. Bialos and Mr. Scott. Professor Ofir is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by Nasdaq rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.mict-inc.com.

The primary responsibilities of our Corporate Governance/Nominating Committee include:

●	Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

●	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Our Corporate Governance/Nominating Committee held one meeting during 2018.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications determined by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2018, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

Board Leadership Structure. Our leadership structure includes the combined positions of Chairman of the Board, President and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman, President and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.

Mr. David Lucatz serves as our Chairman of the Board, President and Chief Executive Officer. In his position as Chairman of the Board, Mr. Lucatz is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Lucatz leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer, Mr. Lucatz has day-to-day responsibility together with Mrs. Moran Amran, our controller, for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.

Because the Chairman of the Board is also the President and Chief Executive Officer, the Board has designated an independent director to serve as the lead independent director to enhance the Board’s ability to fulfill its responsibilities independently. The Board appointed Chezy (Yehezkel) Ofir as lead independent director. The lead independent director serves as the liaison between the Chairman and the independent directors.

We believe that the combined role of Chairman and Chief Executive Officer, together with an empowered lead independent director, is the optimal Board structure to provide independent oversight and hold management accountable while ensuring that our Company’s strategic plans are pursued to optimize long-term shareholder value.

Risk Oversight. The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing the management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

Communicating with our BOARD Of Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate.  Professor Ofir, our lead independent director, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: MICT, Inc., c/o Moran Amran, Controller, at the address on the first page of this proxy statement.

Attendance at SPECIAL AND ANNUAL Stockholder Meetings

We encourage our directors to attend our special and annual stockholders’ meetings. Mr. David Lucatz, our Chairman of the Board, President and Chief Executive Officer, attended our last annual stockholder meeting.

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2018 and December 31, 2017 for the individuals listed on the table below, who we refer to as our named executive officers.

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
David Lucatz (5)	2018	$393,305	300,000	217,641	5,438	916,384
Chief Executive Officer and President	2017	$325,226	-	0	5,278	330,504

Tali Dinar (6)	2018	$220,912	-	39,254	22,139	282,305
Former Chief Financial Officer	2017	$167,965	-	12,438	25,467	205,870

(1)	Salary paid partly in New Israeli Shekels (“NIS”) and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2018 and 2017, respectively.

(2)	Represents discretionary bonus in connection with the performance and achievements of the Company.

(3)

The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to the consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K.

(4)	Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan. In addition, Ms. Dinar was entitled to receive director compensation from Micronet as a member of the board of directors of Micronet, pursuant to the Israeli Companies Law regulations (compensation and expenses reimbursement for independent directors). Mrs. Dinar’s compensation and expenses reimbursement for serving as a director of Micronet amounted to a total of $7,570 and $12,000 for the periods ended December 31, 2018 and 2017, respectively.

(5)	Pursuant to an agreement between the Micronet and entities controlled by Mr. Lucatz, through July 6, 2017, Mr. Lucatz was entitled to receive management fees of NIS 65,000 (approximately $18,172) on a monthly basis, or the Micronet Management Fees, and cover other monthly expenses, or the Micronet Agreement. Effective July 6, 2017, the Micronet Management Fees were reduced to NIS 23,000 and as of October 31, 2018, the Micronet Management Fees were reduced to zero. On November 26, 2012, D.L. Capital Ltd., or DLC, entered into a 36-month management and consulting services agreement with MICT, effective November 1, 2012, which provided that MICT (via any of its directly or indirectly fully owned subsidiaries) will pay the entities controlled by Mr. Lucatz: (1) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (2) an annual bonus of 3% of the amount by which the annual earnings before interest, tax, depreciation and amortization, or EBITDA, for such year exceeds the average annual EBITDA for 2011 and 2010, and (3) a one-time bonus of 0.5% of the purchase price of any acquisition or capital or debt raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement. According to the agreement, the management and consulting services agreement between DLC and MICT automatically renewed for a successive one-year term on the same terms and conditions. On June 6, 2018, the Compensation Committee of MICT approved maintaining Mr. Lucatz’s annual base salary of $400,000. In addition, on June 6, 2018, the Compensation Committee of MICT approved a discretionary cash bonus to Mr. Lucatz, MICT’s Chief Executive Officer, in the aggregate amount of $300,000 as well the issuance of a stock option to purchase 300,000 shares of MICT’s Common Stock, with an exercise price of $1.32 per share, with 100,000 shares of Common Stock vesting immediately and 100,000 shares of Common Stock vesting on each of the first two anniversaries of the date of grant. The bonus and option were granted to Mr. Lucatz in light of his contributions to MICT’s successful sale of its then wholly owned subsidiary, Enertec. In addition, the Compensation Committee approved maintaining Mr. Lucatz’s annual base salary of $400,000.

(6)	On August 13, 2018, Mrs. Tali Dinar and MICT, jointly agreed to terminate her employment agreement. Ms. Dinar resigned as MICT’s Chief Financial Officer effective as of January 13, 2019. Mrs. Dinar’s employment termination was not as a result of any disagreement or dispute with MICT but rather as a result of the current needs of MICT as a result from the sale of MICT’s Enertec subsidiary.

Outstanding Equity Awards

During 2018, 723,000 options were issued to our directors, officers and employees under our 2012 Incentive Plan and 82,500 shares were issued to our directors, officers and employees under our 2014 Incentive Plan. The following table presents the outstanding equity awards held as of December 31, 2018, by our named executive officers:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date
David Lucatz	250,000	-	4.30	11/11/2024
David Lucatz	250,000	-	1.32	06/06/2028
David Lucatz	100,000	200,000	1.32	06/06/2028
Tali Dinar	80,000	-	4.30	11/11/2024
Tali Dinar	80,000	-	1.32	06/06/2028

Securities Authorized For Issuance Under Equity Compensation Plans as of December 31, 2018

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,297,000	2.33	3,703,000
Equity compensation plans not approved by security holders	-	-	-
Total	1,297,000	2.33	3,703,000

Pursuant to our 2012 Incentive Plan, as amended, our board of directors is authorized to award stock options to purchase shares of Common Stock to our officers, directors, employees and certain others, up to a total of 5,000,000 shares of Common Stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change.

Pursuant to our 2014 Stock Incentive Plan, our board of directors is authorized to issue stock options, restricted stock and other awards to officers, directors, employees, consultants and other service providers in an amount up to a total of 600,000 shares of Common Stock.

As of December 31, 2018, 396,775 stock options remain available for future awards under the 2014 Stock Incentive Plan. As of December 31, 2018, 3,703,000 stock options remain available for future awards under the 2012 Stock Incentive Plan.

Compensation of Directors

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2018:

Director Compensation

Name (1)	Fees Earned or paid in cash ($) (4)	Option Awards ($) (2)(3)	Stock Awards ($) (5)	All Other Compensation ($)	Total ($)
Chezy (Yehezkel) Ofir	$12,200	$13,114	$36,800	-	$62,114
Jeffrey P. Bialos	$12,200	$13,114	$36,800	-	$62,114
Miki Balin (6)	$12,200	$13,114	$36,800	-	$62,114

(1)	Mr. Lucatz, who serves as our Chairman, Chief Executive Officer and President, is not included in this table because he receives no compensation for his services as a director. The compensation received by Mr. Lucatz is as shown above in the Summary Compensation Table.

(2)	The fair value recognized for such option awards was determined as of the grant date in accordance with ASC Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2018 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

(3)	As of December 31, 2018, each of the directors listed in the table above held options to purchase 35,000 shares, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on November 11, 2014, each exercisable at an exercise price of $4.30 per share. Such options vested within three years following the date of grant. In addition, options to purchase 10,000 shares were granted to each director listed above on June 6, 2018 at an exercise price of $1.32 per share and options to purchase 15,000 shares were granted to each director listed above on August 13, 2018 at an exercise price of $1.4776 per share. All of the options have vested. As of December 31, 2018, each of the directors listed in this table held options to purchase 105,000 shares of MICT Common Stock.

(4)	For the year ended December 31, 2018, we paid an aggregate amount of $36,600 to our directors as compensation for serving on our board of directors. Independent directors received $12,000 plus applicable taxes for the year of service as a director of the Company. Independent directors receive $200 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month.

(5)	Each non-employee director was granted 25,000 shares of MICT Common Stock on June 6, 2018.

(6)	Miki Balin resigned from our Board of Directors effective as of November 3, 2019.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2018.

Directors, Executive Officers and Corporate Governance

The members of our Board and our executive officers, together with their respective ages and certain biographical information are set forth above and below. Mr. Lucatz receives no compensation for his services as a board member but is entitled to management services fees paid to a company under his control. Directors hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified. Our executive officers are elected by and serve at the designation and appointment of the board of directors.

Name	Age	Position
David Lucatz	63	Chairman of the Board, Chief Executive Officer and President
Moran Amran	39	Contoller (Principal Financial Officer)
Chezy (Yehezkel) Ofir (1)(2)(3)	68	Director
Jeffrey P. Bialos (1)(2)(3)	64	Director
Darren Mercer	73	Director
John M. Scott (1)(2)(3)	56	Director

(1)	A member of the Audit Committee.

(2)	A member of the Compensation Committee.

(3)	A member of the Corporate Governance/Nominating Committee.

The following is a summary of the business experience of each of our executive officers, other than Mr. Lucatz, whose experience is summarized above.

Moran Amran. Mrs. Amran has been the Company’s Controller since 2011 and in January 2019 was appointed to serve as the Company’s principal financial officer. From 2010 until 2011, she served as Financial Controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2006 until 2007, she served as an assistant accountant for Agan Chemicals Ltd. Mrs. Amran holds a B.A. in Accounting and Business Management from The College of Management Academic Studies in Rishon LeZion, Israel, obtained an MBA from The Ono Academic College in Kiryat Ono, Israel and is a certified public accountant in Israel.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such filed with the SEC, or written representations from certain reporting persons, except for (i) the Form 4 filed by Miki Balin on June 11, 2018, (ii) the Form 3 filed by BNN Technology PLC filed on July 2, 2018, (iii) the Form 4 filed by Miki Balin on September 13, 2018, (iv) the Form 4 filed by Jeffrey Bialos on September 13, 2018 and (v) the Form 4 filed by Chezy Ofir on September 13, 2018, we believe that during fiscal year ended December 31, 2018, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

Report of the Audit Committee

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2018; (2) discussed with the Independent Auditors the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the SEC; and (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

By the Audit Committee of the Board of
Directors of MICT, Inc.

Professor Chezy (Yehezkel) Ofir, Chairman
Jeffrey P. Bialos
John M. Scott

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Auditors have performed the audit of our financial statements since inception. We do not expect to have a representative of the Independent Auditors attending the Meeting. The following table summarizes the fees the Independent Auditors billed for the last two fiscal years. The fees billed by BDO Ziv Haft, our independent registered public accounting firm, for professional services provided to the Company for each of the last two fiscal years were as follows:

	Year ended on December 31,	Year ended on December 31,
	2018	2017

Audit Fees	$91,628	$86,500

Audit-Related Fees	-	$-

Tax Fees	$-	$18,000

All Other Fees	21,552	-
Total Fees	$113,180	$104,500

Audit Fees

Audit fees are for audit services for each of the years shown in this table, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits.

Tax Fees

Tax fees are for professional services rendered by our auditors for tax advice on actual or contemplated transactions, audit of tax return and incentives from the Israel Innovation Authority.

Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

On November 7, 2012, the board of directors and the audit committee of Micronet approved the entry into the Micronet Agreement which is a management and consulting services agreement with DLC, an entity controlled by Mr. Lucatz, our Chief Executive Officer and significant shareholder, pursuant to which effective November 1, 2012, Mr. Lucatz agreed to devote 60% of his time to Micronet matters for the three year term of the agreement and Micronet agreed to pay the Micronet Management Fees to the entities controlled by Mr. Lucatz, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. The Micronet Agreement was extended on November 1, 2015 for three years on the same terms and conditions and was approved by Micronet’s board of directors on October 11, 2015 and Micronet’s shareholders on November 16, 2015. Effective July 6, 2017, DLC has consented to reduce the Micronet Management Fees to NIS 23,000 and by its further consent, as of October 31, 2018 management and consulting services are rendered for no consideration.

On November 26, 2012, DLC entered into a management and consulting services agreement with MICT, effective November 1, 2012, which provides that MICT would pay the entities controlled by Mr. Lucatz: (i) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (ii) an annual bonus of 3% of the amount by which the annual EBITDA for such year exceeds the average annual EBITDA for 2011 and 2010, and (iii) a bonus of 0.5% of the purchase price of any acquisition or capital raising transaction, excluding the public offering contemplated at such time, completed by us during the term of the agreement.

On June 6, 2018, our Compensation Committee approved maintaining Mr. Lucatz’s annual base salary of $400,000. In addition, on June 6, 2018, our Compensation Committee approved a discretionary cash bonus to Mr. Lucatz, our Chief Executive Officer, in the aggregate amount of $300,000 as well the issuance of a stock option to purchase 300,000 shares of our Common Stock, with an exercise price of $1.32 per share, with 100,000 shares of common stock vesting immediately and 100,000 shares of Common Stock vesting on each of the first two anniversaries of the date of grant. The bonus and option were granted to Mr. Lucatz in light of his contributions to our successful sale of its then wholly owned subsidiary, Enertec Systems 2001 Ltd.

On December 30, 2015, we entered into a loan agreement (the “Meydan Loan”), with Meydan Family Trust No. 3 (“Meydan”), pursuant to which Meydan agreed to loan the Company $750,000 on certain terms and conditions. The Meydan Loan was fully paid in March 2018.

On November 19, 2018, the Company and DLC, each provided, separately and jointly, to Micronet, a commitment to provide Micronet with an aggregate amount of $400,000, subject to the Company being the sole investor in a transaction between the Company and Micronet, of a minimum investment of $250,000, whereby DLC would provide up to an additional $150,000. As of December 15, 2018, this commitment is no longer in effect.

On February 24, 2019, Mr. David Lucatz, our President and Chief Executive Officer, participated in Micronet’s public equity offering on the TASE. Mr. Lucatz purchased 1,980 units, with each unit consisting of 1,000 ordinary shares of Micronet and options to purchase 400 ordinary shares of Micronet, at a price per unit of NIS 435 (approximately $123), for an aggregate investment of NIS 435,000 (approximately $123,000) by Mr. Lucatz. As a result of this offering, the Company’s ownership and voting interests in Micronet were each diluted.

On December 18, 2018, the Company, Global Fintech Holdings Ltd., a British Virgin Islands corporation, or BVI Pubco, GFH Merger Subsidiary, Inc., a Delaware corporation and a wholly-owned subsidiary of BVI Pubco, or Merger Sub, BNN, Brookfield Interactive (Hong Kong) Limited, a Hong Kong company and a subsidiary of BNN, or BI China, ParagonEx LTD, a British Virgin Islands company, or ParagonEx, certain holders of ParagonEx’s outstanding ordinary shares and a trustee thereof, and Mark Gershinson, in the capacity as the representative of the ParagonEx sellers, entered into an acquisition agreement, or the Acquisition Agreement, pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the Acquisition Agreement, Merger Sub will merge with and into the Company, as a result of which each outstanding share of Common Stock and warrant to purchase the same shall be cancelled in exchange for the right of the holders thereof to receive 0.93 substantially equivalent securities of BVI Pubco, after which BVI Pubco will acquire (i) all of the issued and outstanding securities of BI China in exchange for newly issued ordinary shares of BVI Pubco and (ii) all of the issued and outstanding ordinary shares of ParagonEx for a combination of cash in the amount equal to approximately $25 million (the majority of which was raised in a private placement by BVI Pubco), unsecured promissory notes and newly issued ordinary shares of BVI Pubco. Mr. Mercer is the Chief Executive Officer of BNN.

Effective as of November 7, 2019, the Company, BNN, BI China and ParagonEx, or the Parties, entered into a mutual Termination Agreement, or the Termination Agreement, pursuant to which the Parties agreed to terminate the Acquisition Agreement, effective immediately.

On November 7, 2019, the Company, MICT Merger Subsidiary Inc., a to-be-formed British Virgin Islands company and a wholly owned subsidiary of MICT, or Merger Sub, and GFH Intermediate Holdings Ltd., a British Virgin Islands company, or the Intermediate, that is wholly owned by BVI Pubco, entered into an acquisition agreement, or the 2019 Acquisition Agreement, pursuant to which, among other things, subject to the satisfaction or waiver of the conditions set forth in the 2019 Acquisition Agreement, Merger Sub will merge with and into Intermediate, with Intermediate continuing as the surviving entity, and each outstanding share of the Intermediate’s common stock shall be cancelled in exchange for the right of the holders thereof to receive a substantially equivalent security of MICT, or collectively, the Acquisition.

Concurrent with the execution of the 2019 Acquisition Agreement, Intermediate entered into (i) a share exchange agreement with Beijing Brookfield Interactive Science & Technology Co. Ltd., an enterprise formed under the laws of the Peoples Republic of China, or Beijing Brookfield, pursuant to which Intermediate will acquire all of the issued and outstanding ordinary shares and other equity interest of Beijing Brookfield from the shareholders of Beijing Brookfield in exchange for 16,310,759 newly issued shares of BVI Pubco and (ii) a share exchange agreement with ParagonEx, shareholders of ParagoneEx specified therein, or the ParagonEx Sellers, and Mark Gershinson, pursuant to which, the ParagonEx Sellers will transfer to Intermediate all of the issued and outstanding securities of ParagonEx, in exchange for Intermediate’s payment and delivery of $10.0 million, which is to be paid upon the closing of Acquisition, and 75,132,504 shares of its common stock.

After giving effect to the Acquisition, the conversion of the Convertible Debentures (as discussed below) and the conversion or exercise of the securities issued by MICT pursuant to the Offering of Series A Convertible Preferred Stock and Warrants and the Offering of Convertible Note and Warrants, each as previously described in the Company’s Current Report on Form 8-K filed with the SEC on June 10, 2019, it is expected that MICT will have approximately $25 million of cash as well as ownership of ParagonEx and Beijing Brookfield and that MICT’s current stockholders will own approximately 11,089,532 shares, or 7.64%, of the 145,130,577 shares of MICT common stock outstanding.

Consummation of the transactions contemplated by the 2019 Acquisition Agreement is subject to certain closing conditions, including, among other things, approval by the stockholders of MICT and receipt of a fairness opinion indicating that the transactions contemplated by the 2019 Acquisition Agreement are fair to the stockholders of MICT. The 2019 Acquisition Agreement contains certain termination rights for the Company and Intermediate. The 2019 Acquisition Agreement also contains customary representations, warranties and covenants made by, among others, MICT, Intermediate and Merger Sub, including as to the conduct of their respective businesses (as applicable) between the date of signing the 2019 Acquisition Agreement and the closing of the transactions contemplated thereby.

In connection with the execution and delivery of the 2019 Acquisition Agreement, David Lucatz, on behalf of his affiliates that are stockholders of the Company, or the Stockholder, entered into a voting agreement, or the Voting Agreement, pursuant to which, during the term of such agreement, the Stockholder has agreed to certain actions in support of the transactions contemplated by the 2019 Acquisition Agreement and will, at every meeting of the stockholders of the Company called for such purpose, and at every adjournment or postponement thereof (or in any other circumstances upon which a vote, consent or approval is sought, including by written consent), not vote any of his shares of the Company’s common stock at such meeting in favor of, or consent to, and will vote against and not consent to, the approval of any alternative proposal that is intended, or would reasonably be expected, to prevent, impede, interfere with, delay or adversely affect in any material respect the transactions contemplated by the 2019 Acquisition Agreement.

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our Common Stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2018 in which the amount involved in the transaction exceeded or exceeds $120,000 or one percent of the average of the total assets of MICT at the year-end for the last two completed fiscal years.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and the 2018 annual report on or about November 27, 2019 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by August 28, 2020.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by September 27, 2020.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of November 13, 2019, with respect to the beneficial ownership of the outstanding Common Stock held by (1) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (2) our current directors; (3) each of our named executive officers; and (4) our executive officers and current director as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o MICT, Inc., 20 Gagaly Haplada St., Herzliya, Israel 4672220.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Stockholders
D.L. Capital Ltd. (2)	1,934,200	8.5%
BNN Technology PLC (3)	2,544,181	11.17%
YA II PN, Ltd. (4)	1,678,886	7.37%
China Strategic Investments Limited (5)	5,170,453	22.7%
Directors and Named Executive Officers
David Lucatz (2)(6)	1,934,200	8.5%
Tali Dinar	12,500	*
Chezy (Yehezkel) Ofir (7)	60,000	*
Jeffrey P. Bialos (8)	157,424	*
Darren Mercer	-	-
John M. Scott	-	-
Directors and executive officers as a group (7 persons) (9) (10)	2,207,624	9.7%

* = Less than 1%.

(1)	Applicable percentage ownership is based on 22,767,483 shares of Common Stock outstanding as of November 13, 2019, together with securities exercisable or convertible into shares of Common Stock within 60 days of November 13, 2019 for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of November 13, 2019 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Mr. Lucatz, by virtue of being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 1,234,200 shares of our Common Stock held by DLC.

(3)	According to information contained in Schedule 13D/A filed on June 12, 2019 with the SEC and includes warrants to acquire 1,181,181 shares of Common Stock.

(4)	Consists of (i) 982,031 shares of Common Stock and (ii) 1,187,500 shares of Common Stock underlying warrants.
(5)	Consists of (i) 2,954,545 shares of Common Stock underlying 1,477,272 shares of Series A Convertible Preferred Stock and (ii) 2,215,908 shares of Common Stock underlying warrants.

(6)	Includes 700,000 shares of Common Stock issuable upon the exercise of stock options owned by Mr. Lucatz.

(7)	Includes 35,000 shares of Common Stock issuable upon the exercise of stock options owned by Mr. Ofir.

(8)	Includes 35,000 shares of Common Stock issuable upon the exercise of stock options owned by Mr. Bialos.

(9)	Includes 36,000 shares of Common Stock issuable upon the exercise of stock options and 7,500 shares of Common Stock owned by Mrs. Amran.
(10)	Includes 841,000 shares of Common Stock issuable upon the exercise of stock options beneficially owned by the referenced persons.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at +-972-3-5335126.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

Herzliya, Israel

November 14, 2019

MICT, INC.

ANNUAL MEETING OF STOCKHOLDERS

December 23, 2019

PROXY CARD

THE FOLLOWING PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MICT, INC.

The undersigned stockholder of MICT, Inc. (the “Company”) hereby appoints David Lucatz and Moran Amran, or any of them, as proxy and attorney of the undersigned, for and in the name(s) of the undersigned, to attend the annual meeting of stockholders of the Company (the “Stockholders Meeting”) to be held at the Company’s offices in Israel at 20 Gagaly Haplada St., Herzliya, Israel 4672220, on December 23, 2019, at 5:00 p.m. local time, and any adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Stockholders Meeting with all powers possessed by the undersigned if personally present at the Stockholders Meeting, including, without limitation, to vote and act in accordance with the instructions set forth below. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and revokes any proxy heretofore given with respect to such meeting.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED BELOW. IF THIS PROXY CARD IS EXECUTED BUT NO INSTRUCTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH NOMINEE IN PROPOSAL NO. 1 AND “FOR” PROPOSALS NO. 2 AND NO. 3.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

MICT, INC.

December 23, 2019

If you have not voted by internet, please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1, AND

“FOR” PROPOSALS NO. 2 AND NO. 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Stockholders Meeting.		1.	Proposal No. 1 – To elect five directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified:

		☐	FOR ALL NOMINEES
David Lucatz
Chezy (Yehezkel) Ofir
Jeffrey P. Bialos
Darren Mercer
John M. Scott

		☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

		☐	FOR ALL EXCEPT
☐ David Lucatz
☐ Chezy (Yehezkel) Ofir
☐ Jeffrey P. Bialos
☐ Darren Mercer
☐ John M. Scott

		2.	Proposal No. 2 – To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.	FOR ☐	AGAINST ☐	ABSTAIN ☐

		3.	Proposal No. 3 – To consider and approve, by a nonbinding advisory vote the compensation of the Company’s named executive officers.	FOR ☐	AGAINST ☐	ABSTAIN ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.	☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.